UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2017

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2017, William J. Powers, Jr. notified Forestar Group Inc. (the “Company”) of his decision to retire from the Board of Directors of the Company upon the expiration of his term immediately following the 2017 annual meeting of stockholders. The Company expresses its gratitude to Mr. Powers for his wise counsel and dedicated service.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: April 28, 2017	By:	/s/ Matthew S. Stark
Name: Matthew S. Stark
Title: Senior Vice President, General Counsel and Secretary